UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

May 10, 2007

EDGETECH SERVICES INC.

(Formerly Secure Enterprise Solutions. Inc.)

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(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

NEVADA                     000-27397                          98-0204280

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(STATE OF              (COMMISSION FILE           (IRS EMPLOYER

INCORPORATION)                NUMBER)             IDENTIFICATION NO.)

2980 S. Rainbow Blvd. #220H
Las Vegas, NV 89146

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 857-6666

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(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 1   Entry into a Material Definitive Agreement.

Item 1. Entry into a Material Definitive Agreement.

The registrant is partnering with IBM through its recently acquired RFID subsidiary Right Tag.

RightTag has become a member of IBM’s PartnerWorld and has commenced development of products that will make RightTag’s RFID products compatible with various RFID solutions provided by IBM.

IBM has already purchased several RFID readers from RightTag.

After the development process is complete RightTag products will appear on a catalog of IBM validated devices.  This will allow RightTag to partner with IBM when IBM provides RFID solutions to its customers.

RightTag manufactures RFID (Radio Frequency Identification) equipment and provides RFID consulting. RightTag's RFID product line includes proprietary  handheld and desktop RFID scanners, RFID  printers, and tags.

Inova’s existing IT consulting business also provides consulting services to IBM.

(b)                                   Exhibits*.

Exhibit No.	Item

99.1	Press Release.

* Pursuant to Item 601(b)(2) of Regulation S-K, certain of the exhibits and schedules may have been omitted. If so, such exhibits and schedules will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Edgetech Services, Inc.

Date: May 10, 2007	By:	/s/ Adam Radly
Adam Radly
Chairman & Chief Executive Officer

Exhibit 1